UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a–101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Consent Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Consent Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

PUMA BIOTECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

FREDRIC N. ESHELMAN, PHARM.D.

JAMES M. DALY

SETH A. RUDNICK, M.D.

KENNETH B. LEE, JR.

(Name of Persons(s) Filing Consent Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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Dr. Fredric N. Eshelman Issues Statement Regarding Puma Biotechnology, Inc.

NEW YORK - Dr. Fredric N. Eshelman today issued the following statement regarding Puma Biotechnology, Inc. (the “Company”) in response to the Company’s statements in its November 2, 2015 Form 8-K:

As disclosed in Dr. Eshelman’s preliminary consent statement dated October 28, 2015, Dr. Eshelman in July requested from the Company certain board minutes and related board materials pursuant to Delaware General Corporation Law Section 220 to evaluate his continued investment in the Company. The Company has repeatedly rejected those requests for materials. A copy of those requests, and copies of related correspondence between counsel, are attached hereto.

Dr. Eshelman has made a personal investment in the Company worth millions of dollars. His level of ownership more than satisfies the requirements of Delaware law to demand an inspection of Company records and gives him a significant stake in the future governance and operations of the Company.

The materials attached show that the Company’s statements in its November 2, 2015 Form 8-K mischaracterize the tenor and substance of those communications and seek to create a false impression that Dr. Eshelman is unwilling to engage with Company management. In fact, Dr. Eshelman has been stonewalled by a management team that has denied him the basic transparency and accountability that Delaware law requires. Management’s suggestion of a potential willingness to meet at some unspecified date and location, communicated by e-mail through company counsel on August 28, 2015, more than six weeks after Dr. Eshelman’s initial request for copies of board minutes, ignored Dr. Eshelman’s repeated requests under Delaware law. There was no reason to pursue a meeting before the requested materials were provided.

During the summer, in one of several discussions between counsel to Dr. Eshelman and company counsel relating to the demand for board materials under Delaware law, counsel to Dr. Eshelman mistakenly overstated his ownership level. Because Delaware law permits any shareholder – regardless of ownership level – to make such demands for corporate records, counsel to Dr. Eshelman saw no need to immediately correct the earlier statement. The filings last week by Dr. Eshelman with the SEC contained a complete and accurate description of Dr. Eshelman’s beneficial ownership.

The Company’s statement on Monday underscores the concerns that led Dr. Eshelman to make a demand under Delaware law for board minutes in the first place and confirms the need to adopt the proposals set forth in the preliminary consent statement in order to ensure transparency and accountability for all of the Company’s shareholders. Dr. Eshelman believes that management should not waste Company resources resisting an effort to expand the board and add four highly qualified individuals. Despite the Company’s professed interest in engagement, the Company has not yet responded to Dr. Eshelman’s offer, communicated through counsel October 29, to make the nominees available to meet with the Company’s board and to work with the board collaboratively to implement the board expansion that Dr. Eshelman is proposing.

Investor Inquiries:

Okapi Partners LLC

Bruce Goldfarb/ Pat McHugh/ Lydia Mulyk

(212) 297-0720 or (877) 869-0171

info@okapipartners.com

Media Inquiries:

Finsbury

Kal Goldberg/ Chuck Nathan / Chris Ryall

(646) 805-2000

kal.goldberg@finsbury.com

charles.nathan@finsbury.com

chris.ryall@finsbury.com

THIS COMMUNICATION IS NOT A PROXY STATEMENT OR A CONSENT STATEMENT, NOR IS IT A SOLICITATION OF ANY PROXY OR CONSENT. ANY SUCH SOLICITATION WILL BE MADE ONLY BY A WRITTEN DEFINITIVE CONSENT SOLICITATION STATEMENT (THE “DEFINITIVE CONSENT STATEMENT”), DULY FILED WITH THE SEC. DR. ESHELMAN AND THE NOMINEES HAVE FILED A PRELIMINARY CONSENT STATEMENT (THE “PRELIMINARY CONSENT STATEMENT”) WITH THE SEC. PLEASE READ THE PRELIMINARY CONSENT STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS, INCLUDING, BUT NOT LIMITED TO, DR. ESHELMAN, THE PROPOSALS HE IS ASKING THE STOCKHOLDERS TO APPROVE, THE NOMINEES THAT HE IS PROPOSING TO BE ELECTED TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS AND THEIR RESPECTIVE HOLDINGS (SECURITIES OR OTHERWISE, DIRECT OR INDIRECT) IN THE COMPANY. YOU MAY OBTAIN A FREE COPY OF THE PRELIMINARY CONSENT STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE CONSENT STATEMENT, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY DIRECTING A REQUEST TO OKAPI PARTNERS LLC AT THE INVESTOR INQUIRIES CONTACT ABOVE.

Certain Information Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, Dr. Eshelman’s plans to distribute a definitive consent statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Mr. Fred Eshelman Ph.D

c/o Eshelman Ventures LLC 319 N. 3rd Street. Suite 301 Wilmington, NC 28401

July 16, 2015

Via Federal Express

Puma Biotechnology, Inc.

10880 Wilshire Blvd., Suite 2150 Los Angeles, CA 90024 Attention: Alan H. Auerbach

Chief Executive Officer,

President and Chairman of the Board

Re: Demand to Inspect Books and Records Pursuant to Section 220 of the

Delaware General Corporation Law

Dear Mr. Auerbach:

I, Mr. Fred Eshelman Ph.D (the “Beneficial Holder’), am the beneficial holder of no less than 1,000 shares of common stock of Puma Biotechnology, Inc. (“the Company”). Attached as Exhibit A is a true and correct copy of documentary evidence of ownership of such shares. Attached as Exhibit B is a proposed confidentiality agreement. Pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL”), as the beneficial owner of common stock, the Beneficial Holder hereby demands that it and its attorneys, representatives, and agents be given, during regular business hours and at the Company’s principal office, the opportunity to inspect and copy or make extracts therefrom, the follow ing records of the Company:

minutes of meetings of the Company’s Board of Directors (the “Board”), including any committees thereof, from January 1, 2014 to the present;

Board Materials’ concerning revenue and earnings projections from June

2014 to the present;

Board Materials concerning the consideration of business combinations, asset sales, mergers or other strategic transactions from January 1, 2014 to the present: and

‘ The term “Board Materials” means documents concerning, related to, provided at, considered at, or prepared or disseminated in connection with, any meeting of the Board of Directors or any regular or specially created committee thereof, including presentations, board packages, board books, recordings, agendas, summaries, memoranda, transcripts, notes, minutes, drafts of minutes, exhibits distributed at meetings, summaries of meetings, or resolutions.

Communications2 between or among members of the Board (“Board Members”) or to or from any Board Members concerning revenue and earnings projections or concerning the consideration of business combinations, asset sales, mergers or other strategic transactions from January 1, 2014 to the present.

This demand is continuing in nature. The Beneficial Holder demands that all modifications, additions or deletions to any and all information referred to above be immediately furnished to the Beneficial Holder as such modifications, additions or deletions become available to the Company or its agents or representatives.

Upon presentment of appropriate documentation therefor, the Beneficial Holder will bear the reasonable costs incurred by the Company, including those of its transfer agent(s) or registrar(s), in connection with the production of the information demanded.

The purpose of the requests in this demand is to enable the Beneficial Holder to analyze and value his stockholdings in the Company and to ascertain whether the Board Members have breached their fiduciary duties in conncction with the consideration of business combinations, asset sales, mergers or other strategic transactions. Under Delaware law, it is well established that ascertaining the value of stock and investigating whether the Board Members have breached their fiduciary duties in connection with their consideration of potential offers to acquire Puma or otherwise are proper purposes for a Section 220 books and records inspection. See, e.g., Louisiana Mun. Police Employees Ret. Sys. v. Morgan Stanley <& Co. Inc., No. CIV.A. 5682-VCL, 2011 Wl. 773316, at *6 (Del. Ch. Mar. 4, 2011). The records enumerated in this demand are directly connected with the above purposes of this demand.

The Beneficial Holder hereby designates and authorizes Richard M. Brand, Esq. and Martin L. Seidel, Esq. of Cadwalader, Wickershain & Taft LLP, and any other persons designated by them or by the Beneficial Holder, acting singly or in any combination, to conduct the inspection and copying herein requested. It is requested that the materials identified above be made available to the designated parties no later than five business days following any Determination Date. Pursuant to Section 220 of the DGCL, you are required to respond to this demand within five business days of the date hereof. Accordingly, please advise the Beneficial Holder’s counsel, Richard M. Brand and Martin L. Seidel of Cadwalader, Wickersham & Taft LLP, at (212) 504-5757 and (212) 504-5643 respectively, as promptly as practicable within the requisite timeframe, when and w’here the items requested above will be made available to the Beneficial Holder for inspection. If the Company contends that this request is incomplete or is otherwise deficient in any respect, please notify the Beneficial Holder immediately in writing, with a copy to Richard M. Brand and Martin L. Seidel, Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281. facsimile (212) 504- 6666, setting forth any facts that the Company contends support its position and specifying 2 any additional information believed to be required. In the absence of such prompt notice, the Beneficial Holder will assume that the Company agrees that this request complies in all respects with the requirements of the DGCL. The Beneficial Holder reserves the right to withdraw or modify this request at any time.

Sincerely.

Rjjcd Eshelman

VERIFICATION

State of New York )

) ss:

County of New York )

Fred Eshelman being sworn, states: I executed the foregoing letter, and the information and facts stated therein regarding my ownership and the purpose of this demand for inspection are true and correct. Such inspection is reasonably related to my interest as a stockholder and is not desired for a purpose which is in the interest of a business or object other than the business of Puma Biotechnology, Inc.

The foregoing letter contains a designation of Richard M. Brand and Martin L. Seidel of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York, 10281 and any other persons designated by the foregoing, or by me, acting singly or in any combination, as my attorney or agent to conduct the inspection 1 have demanded. The letter and this verification are my power of attorney authorizing them to act on my behalf.

By:

Subscribed ana sworn to before me

this 16 day of July , 2015.

My commission expires:

RAFFAELA DeSTEFANO NOTARY PUBLIC, State of New York

No, <13-4701682

Qualified in Richmond County Certificate Filed in New York County Commission Expires July 31, 2017

Exhibit A

UBS Financial Services Inc.

Private Wealth Management 13024 Ballantyne Corporate Place Suite 650

Charlotte, NC 28277 Tel. 704-343-4021 Fax 704-343-4047 Toll Free 800-421-2148

C. Harvey Rice, CIMA®

Senior Vice President—Investments harvey.rice@ubs.com

www.ubs.com

July 7,2015

Via Email and FedEx

Puma Biotechnology, Inc.

10880 Wilshire Blvd., Suite 2150 Los Angeles, CA 90024 Attention: Alan H. Auerbach

Chief Executive Officer,

President and Chairman of the Board

Dear Mr. Auerbach:

I am the Private Wealth Advisor with responsibility for the investment account maintained by Mr. Fred Eshelman Ph.D at UBS Financial Services, Inc. I am familiar with the investments held in this account and have reviewed the records for the account.

Dr. Eshelman currently is the beneficial owner of no less than 1,000 shares in Puma Biotechnology, Inc. common stock, trading under the symbol of PBYI.

Regards,

C. Harvey Rice

UBS

UBS Financial Services Inc. is a subsidiary of UBS AG.

Exhibit B

CONFIDENTIALITY AGREEMENT

WHEREAS, Mr. Fred Eshelman Ph.D, by letter dated July 16, 2015, demanded, pursuant to Section 220 of the Delaware General Corporation Law, that Puma Biotechnology, Inc. (“Puma” or the “Company”) make available certain books, records and other documents for inspection and copying (the “Demand”); and

WHEREAS, subject to Mr. Eshelman executing this Confidentiality Agreement (the “Agreement”), the Company has agreed to provide Mr. Eshelman with copies of certain materials responsive to the Demand, and some or all of those materials contain proprietary, confidential and/or non-public information; and

WHEREAS, Mr. Eshelman and Puma, through the undersigned counsel, are entering into this Agreement to protect against the dissemination of confidential information provided by or documents produced by Puma.

NOW, THEREFORE, Mr. Eshelman and Puma hereby agree as follows:

As used in this Agreement, any materials provided by the Company in response to the Demand shall constitute “Company Information.”

The Company may designate any Company Information as “Confidential” under the terms of this Agreement if such Company Information contains nonpublic information that is proprietary, commercially sensitive, personal or subject to a legally protected right of privacy (any such information “Confidential Material”). If Company Information is designated “Confidential” under the terms of this Agreement, any further information derived therefrom shall also be treated as Confidential Material.

Any Confidential Material produced by Puma will be marked with a “Confidential” stamp before being produced to Mr. Eshelman.

Confidential Material provided in response to the Demand may be disclosed solely to Mr. Eshelman and attorneys authorized to act on his behalf with respect to the Demand and any resulting litigation and such further persons as provided in paragraph 5 below. Mr. Eshelman and his attorneys agree that they will treat all Confidential Material as confidential, and will not disclose or publish such documents or the contents thereof, except as otherwise provided in this Agreement.

Mr. Eshelman and attorneys authorized to act on his behalf with respect to the Demand and any resulting litigation, subject to paragraph 6 below, may disclose, publish, summarize, describe, or characterize Confidential Material only to the following persons:

Advisors to the attorneys authorized to act on Mr. Eshelman’s behalf with respect to the Demand and any resulting litigation whose identity has been disclosed to counsel for the Company (hereinafter, “Advisors”) in accordance with this Agreement.

Any author, addressee, or prior recipient of Confidential Material; provided however, that disclosure of Confidential Material shall relate only to the specific item which said author, addressee, or prior recipient has previously seen;

Any person who directly or indirectly invests in Puma and who agrees to keep such Confidential Material confidential as if party to this Agreement; and

Any other person only upon Order of a court of competent jurisdiction or written agreement of the Company.

Confidential Material, or information derived therefrom, shall be used for the purposes set forth in the Demand and any litigation arising therefrom.

Entering into this Agreement, or receiving production of Company Information shall not prejudice Mr. Eshelman’s right to challenge any designation of such Company

Information as “Confidential” as specified in this Agreement. If Mr. Eshelman’s attorneys disagree with any designation of Company Information as “Confidential,” the parties shall attempt to dispose of such dispute by negotiating in good faith on an informal basis. This Agreement, including the provisions of this paragraph, is not intended to shift the burden of establishing confidentiality.

This Agreement may be modified or supplemented only by written agreement of the parties that expressly so modifies or supplements this Agreement. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power, or privilege hereunder shall preclude any other or further exercise of any right, power, or privilege.

In the event that Mr. Eshelman receives a request to disclose (orally or in writing, by interrogatory, subpoena, civil investigatory demand or any similar process relating to any legal proceeding, investigation or hearing) all or any part of the information or documents produced by Puma pursuant to the Demand, Mr. Eshelman shall (a) notify Puma of the existence, terms and circumstances surrounding the request for such disclosure; and (b) consult with Puma on the advisability of taking available appropriate steps to resist or narrow the request for such disclosure; and (c) if disclosure of such information is required, use reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the information.

This Agreement may be executed in counterparts by any of the signatories hereto and as so executed shall constitute one agreement.

AGREED as of July , 2015:

PUMA BIOTECHNOLOGY, INC.

By: By:

Fred Eshelman Alan H. Auerbach

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Thur 7/23/2015 12:15:56 PM Subject: Puma

MAIL_RECEIVED: Thur 7/23/2015 12:16:04 PM

Hi—hope you’re well. Would you let me know when you have a minute for a quick call?

This email may contain material that is confidential, privileged and/or attorney work product for the sole use of the intended recipient. Any review, reliance or distribution by others or forwarding without express permission is strictly prohibited. If you are not the intended recipient, please contact the sender and delete all copies.

Latham & Watkins LLP

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]

From: Seidel, Martin

Sent: Thur 7/23/2015 2:38:28 PM

Subject: RE: Puma

MAIL_RECEIVED: Thur 7/23/2015 2:38:28 PM now?

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Thur 7/23/2015 4:50:27 PM Subject: RE: Puma

MAIL_RECEIVED: Thur 7/23/2015 4:50:35 PM

Thanks Martin. I’m in Brussels so it’s late. Tomorrow? Many thanks.

To: michelejohnson@lw.com[michelejohnson@lw.com]

From: Seidel, Martin

Sent: Thur 7/23/2015 4:51:57 PM

Subject: Re: Puma

MAIL_RECEIVED: Thur 7/23/2015 4:51:58 PM

Brussels? Work or play? Tomorrow is fine. I can talk between 930 and 1130.

Martin L. Seidel

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Thur 7/23/2015 5:27:38 PM Subject: RE: Puma

MAIL_RECEIVED: Thur 7/23/2015 5:27:46 PM

Work! Ok will call you then.

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]

From: Seidel, Martin

Sent: Thur 7/23/2015 7:20:48 PM

Subject: RE: Puma

MAIL_RECEIVED: Thur 7/23/2015 7:20:49 PM

I have a client call now at 930 eastern should be short, so anytime after 1015 should work

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Fri 7/24/2015 3:41:50 AM Subject: RE: Puma

MAIL_RECEIVED: Fri 7/24/2015 3:42:00 AM Ok, will call you then. Thanks.

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Fri 7/24/2015 10:35:35 AM Subject: RE: Puma

MAIL_RECEIVED: Fri 7/24/2015 10:35:45 AM

Hi, tried your line. I’m in the London office at 44-20786-34004. Otherwise, let me know when you might have a minute?

Thanks.

To: michelejohnson@lw.com[michelejohnson@lw.com]

From: Seidel, Martin

Sent: Fri 7/24/2015 10:37:48 AM

Subject: Re: Puma

MAIL_RECEIVED: Fri 7/24/2015 10:37:49 AM Can you try me now at 203-869-1536?

Martin L. Seidel

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Mon 7/27/2015 1:32:03 PM Subject: RE: Puma

MAIL_RECEIVED: Mon 7/27/2015 1:32:12 PM

Thanks for chatting on Friday. Can we agree to an extension of time to respond to your client’s letter? We will get back to you as promptly as possible. Thanks as always.

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]

From: Seidel, Martin

Sent: Mon 7/27/2015 1:58:32 PM

Subject: RE: Puma

MAIL_RECEIVED: Mon 7/27/2015 1:58:32 PM Michele:

We would be fine with a reasonable extension of time to your formal response, provided you can commit to begin to provide us with access to the minutes and board packages we have requested, and agree to begin to roll those to us promptly, and by an agreed date certain. These items are non-controversial, should be readily obtainable, and represent a very finite universe of materials.

Thanks,

MLS

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

To: Seidel, Martin[Martin.Seidel@cwt.com]

Cc: michelejohnson@lw.com[michelejohnson@lw.com]

From: Sarah.Greenfield@lw.com Sent: Wed 7/29/2015 8:47:41 AM Subject: Puma Biotechnology, Inc.

MAIL_RECEIVED: Wed 7/29/2015 8:47:53 AM Puma 7-29-15 Letter.pdf

Martin,

Please see attached correspondence.

Best,

Sarah A. Greenfield

LATHAM & WATKINS LLP

555 Eleventh Street, NW Suite 1000

Washington, D.C. 20004-1304 Direct Dial: +1.202.637.2335 Fax: +1.202.637.2201 Email: sarah.greenfield@.lw.com http://www.lw.com

This email may contain material that is confidential, privileged and/or attorney work product for the sole use of the intended recipient. Any review, reliance or distribution by others or forwarding without express permission is strictly prohibited. If you are not the intended recipient, please contact the sender and delete all copies.

Latham & Watkins LLP

Michele D. Johnson

Partner

Direct Dial:+1.714.755-8113 michele.johnson@lw.com

Martin L. Seidel, Esq.

Cadwalader, Wickersham & Taft LLP One World Financial Center New York, NY 10281

Re: Puma Biotechnology, Inc.

Dear Mr. Seidel:

On behalf of Puma Biotechnology, Inc. (“Puma” or the “Company”), we write in response to the July 16, 2015 letter from your client, Dr. Fred Eshelman, which requests inspection of certain books and records pursuant to 8 Del. C. § 220 (“Section 220”) to “enable [Mr. Eshelman] to analyze and value his stockholdings in the Company and to ascertain whether the Board Members have breached their fiduciary duties in connection with the consideration of business combinations, asset sales, mergers or other strategic transactions” (the “Demand”).

We were initially made aware of the Demand on July 20, and contacted you on July 23. You and I discussed the Demand by telephone on July 24, and this written response follows up on our conversation.

Puma is continuing to evaluate the Demand. However, it is unclear how the categories of documents requested by Mr. Eshelman are necessary and essential to the valuation of Mr. Eshelman’s stock. See, e.g., Robotti & Co., LLC v. Gulfport Energy Corp., C.A. No. 1811-VCN, 2007 Del. Ch. LEXIS 94, at *12 (July 3, 2007) (courts should limit inspections to documents that are necessary, essential, and sufficient for the shareholder’s stated purpose). Indeed, it appears that publicly available information may be sufficient for Mr. Eshelman to make such a valuation. See, e.g., Polygon Global Opportunities Master Fund v. W. Corp., C.A. No. 2313-N, 2006 Del. Ch. LEXIS 179, at *13-17 (Oct. 12, 2006). It is also unclear what Mr. Eshelman’s immediate need is for this information. See e.g., HelmsmanMgmt. Servs., Inc. v. A&S Consultants Inc., 525

2d 160, 168 (Del. Ch. 1987) (inspection rights entitled shareholder to limited documents such as tax returns, financial statements, and redacted contracts); Thomas & Betts Corp. v. Leviton

Abu Dhabi

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July 29, 2015

BY E-MAIL

650 Town Center Drive, 20th Floor Costa Mesa, California 92626-1925 Tel: +1.714.540.1235 Fax: +1.714.755.8290 www.lw.com

Fl RM /AFFI LI ATE OFFICES

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July 29, 2015

LATHAM&WATKINSllp

Mfg. Co., Inc., 685 A.2d 702 (Del. Ch. 1995) (court ordered closed corporation to provide financial statements and tax returns, but denied requests for board minutes, transactions between the company and subsidiaries, material contracts, and lease agreements). Puma requests that you provide any specific information or evidence you have regarding Mr. Eshelman’s need for this information. We are unaware of any support for a shareholder’s right to inspect books and records concerning any potential strategic transaction process in order to value the shareholder’s holdings. If you are aware of any such authority, please provide it.

Moreover, with respect to Mr. Eshelman’s concerns regarding potential breaches of fiduciary duty, the Demand does not identify—as it must—any evidence suggesting a “credible basis” from which possible wrongdoing may be inferred. See City of Westland Police & Fire Ret. Sys. v. Axcelis Techs., Inc., 1 A.3d 281, 287 (Del. 2010). The Demand simply asserts that its stated purpose is proper under Louisiana Mun. Police Employees Ret. Sys. v. Morgan Stanley & Co. Inc., No. CIV. A. 5682-VCL, 2011 WL 773316, at *6 (Del. Ch. Mar. 4, 2011). That case, however, involved a stockholder’s request for books and records to determine whether a board’s demand-refusal decision was made in good faith. Id. at *7-8. Because a demand-refusal decision is reviewed under the highly deferential business judgment standard, the Court held that Section 220 served as a necessary accountability mechanism to justify providing the stockholder with a limited right of information. Id. No such similar circumstances are present here. Puma requests that you provide any specific information or evidence you have regarding this concern. Any additional explanation that you could provide would assist Puma in meaningfully reviewing and evaluating the Demand.

Finally, the Demand does not “state a reason for the purpose, i.e., what [Mr. Eshelman] will do with the information or an end to which that investigation may lead.” Graulich v. Dell Inc., No. 5846-CC, 2011 Del. Ch. LEXIS 76, at *20 (Del. Ch. May 16, 2011). Puma requests that you provide a detailed explanation of what Mr. Eshelman plans to do with the information requested.

Of course, we remain open to further discussion of your client’s concerns and look forward to your response. Any decision by Puma to produce documents should not be construed as agreement with any of the statements or characterizations in the Demand. By sending this response, Puma does not intend to waive, and indeed preserves, its rights and defenses with respect to the Demand. This response, as well any anticipated production, does not concede, and should not be construed as conceding, that the Demand letter has stated a proper purpose as required by Section 220, or that the documents sought are “necessary” or “essential” for the purported purposes set forth in the Demand.

Please do not hesitate to contact me if you have any questions.

July 29, 2015

Very truly yours,

/s/ Michele D. Johnson

Michele D. Johnson of Latham & Watkins LLP

LATHAM&WATKINSllp

cc: Alan Auerbach

Shayne Kennedy John Pierce Sarah Greenfield Andrew Tai

To: Sarah.Greenfield@lw.com[Sarah.Greenfield@lw.com]

Cc: michele.johnson@lw.com[michele.johnson@lw.com]

From: Seidel, Martin

Sent: Thur 8/13/2015 1:33:43 PM

Subject: Re: Puma Biotechnology, Inc.

MAILJRECEIVED: Thur 8/13/2015 1:33:43 PM

Michele

Are you free to talk today or tomorrow? MLS

Martin L. Seidel

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]

From: Seidel, Martin

Sent: Mon 8/17/2015 3:29:05 PM

Subject: Puma

MAIL_RECEIVED: Mon 8/17/2015 3:29:05 PM Michele:

Can you please give me a call to discuss the status of the Company’s response? Best,

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Mon 8/17/2015 4:13:39 PM Subject: RE: Puma

MAIL_RECEIVED: Mon 8/17/2015 4:13:49 PM

Yes, will do. I’ve been on vacation, back tomorrow. I will call tomorrow morning, if convenient for you.

To: michelejohnson@lw.com[michelejohnson@lw.com]

From: Seidel, Martin

Sent: Mon 8/17/2015 4:41:17 PM

Subject: Re: Puma

MAIL_RECEIVED: Mon 8/17/2015 4:41:17 PM Sure.

Martin L. Seidel

To: Seidel, Martin[Martin.Seidel@cwt.com]

Cc: Sarah.Greenfield@lw.com[Sarah.Greenfield@lw.com]

From: michele.johnson@lw.com Sent: Wed 8/19/2015 4:36:32 PM Subject: RE: Puma Biotechnology, Inc.

MAIL_RECEIVED: Wed 8/19/2015 4:36:37 PM

Martin,

Thanks for speaking with me yesterday. As we stated in our letter, we are unaware of any support for a stockholder’s right to inspect books and records concerning any potential strategic transaction process in order to value his holdings. In response to our request, you have not provided any such support. Of course, a stockholder is not entitled to inspect corporate records for an improper purpose, nor records that are not necessary for even a proper purpose. You similarly have not provided any reason for urgency. We look forward to your response on these questions.

Best,

Michele

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]

From: Seidel, Martin

Sent: Thur 8/20/2015 6:09:35 PM

Subject: Puma

MAIL_RECEIVED: Thur 8/20/2015 6:09:35 PM Letter M. Johnson 8-20-15.pdf

Michele:

Please see attached letter. Let’s try to catch up tomorrow.

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

C A D W A L A D E R

Cadwalader, Wickersham & Taft LLP
One World Financial Center, New York, NY 10281
Tel +1 212 504 6000 Fax +1 212 504 6666
www.cadwalader.com

New York London Charlotte Washington
Houston Beijing Hong Kong Brussels

August 20, 2015

Michele D. Johnson, Esq.
Latham & Watkins LLP
650 Town Center Drive, 20th Floor
Costa Mesa, California 92626

Via Email
michele.johnson@lw.com

Dear Ms. Johnson:

We write in response to your July 29, 2015 letter ("July 29 Response") concerning Mr. Eshelman's demand ("Demand Letter"),[1] dated July 16, 2015, for access to the books and records of Puma Biotechnology, Inc. (the "Company") pursuant to 8 Del. Code § 220 and applicable law.

We had hoped after our July 24 discussion that you would recognize Mr. Eshelman's rights, as a shareholder, to review the fundamental corporate records and would work to provide access to the limited number of records Mr. Eshelman requests. We were therefore surprised and disappointed to receive a letter[2] that was in effect a blanket refusal to permit inspection of any corporate records. Moreover, while your letter claimed that the Company was "considering" Mr. Eshelman's demands, we have received no documents in the ensuing three weeks, and despite my emails to you and your colleague last Thursday and yesterday and my calls today, the Company has thus far ignored—and for all practical purposes refused to comply with—Mr.

---

[1] Mr. Eshelman has demanded inspection of four categories of documents: (i) minutes of meetings of the Company's Board of Directors (the "Board"), including any committees thereof, from January 1, 2014 to the present; (ii) Board Materials concerning revenue and earnings projections from June 1, 2014 to the present; (iii) Board Materials concerning the consideration of business combinations, asset sales, mergers, or other strategic transactions from January 1, 2014 to the present; and (iv) Communications between or among members of the Board ("Board Members") or to or from any Board Members concerning revenue and earnings projections or concerning the consideration of business combinations, asset sales, mergers or other strategic transactions from January 1, 2014 to the present.

[2] I would also note that your response was untimely under Section 220 of the DGCL, which mandates a response within five business days of receipt of an inspection demand.

Martin L. Seidel Tel 212-504-5643 Fax +1 212 504 6666 martin.seidel@cwt.com
USActive 33220750.8

Michele D. Johnson, Esq.

August 20,2015

Eshelman’s limited and well-founded demands. Indeed, when we spoke today, you made it clear that your client was unwilling to permit Mr. Eshelman to review enven the Board Minutes and Board Materials of a company in which he is a shareholder in order to value his investment to otherwise.

As we discussed. Dealware courts routinely permit (and when necessary enforce) Similar request. See, e.g., Quantam Tech Partners IV, L.P. V. Ploom, Inc,. No. CIV A, 9054-ML 2014 WL 2015662, at **12-13 (Del. Ch. May 14, 2014); Amalgamated Bank V. UICI. No CIV.A. 884-N.2005 WL 1377432 ar * (Del. Ch. June 2, 2005). Haywood V. Ambase Corp., No. CIV.A. 342-N, 2005 WL 2130614, ar *7 (Del. Ch. Aug 22, 2005). In particular, the july 29 Response does not agree to the insspection of any documents, nor have any been provided in the ensuing weeks, and you have now indicated that the Company is not inclined to grant Mr. Eshelman his statutory rights as a shareholder to review the basic corporate records of the Company. The Company’s position is untenable, violates Delware law, and is contary to the policy henind Section 220, which wsa designed “Primarily to protect the interrest of stockholders and to keep them informed as to corporated activity which may affect their interest.” Mills V. Fruit Auction Sales Co, No. 6468, 198 WL 7630, at* (Del.Ch.Oct 1,1981) ( granting access to all minutes of stockholder and director meentings of a corporation for the purposes of investigating mismanagement and determining what shareholders’s stock was worth). Furthermore, the objections set forth in your letter do not provide any basis to feject Mr. Eshelman’s limited and well-founded insepection rights.

First you contend in the July 29 Response that in order for you to porperly evaluate Mr. Eshelman’s demand he must show an “ immediate need” to inspect documents for the purpose of valuing his stock. Delaware couts have rejected any such “immediacy” requirement. See MackloweV. Planet Hollywood. In,. No. CIV.A 13450, 1994 WL 560804, ar * 4 (De;l. Ch. Sept 29, 1994) (rejecting corporation’s argument that plintiff must demostrate “a present intention to sell” or “some other actual need” to value shares under Section 220 because her stated purpose of valuing shares “ is clearly related to her interest as a stockholder”) Internal quotation marks omitted).

Second, you contention that the availability of other unspecified information in the public domain somehgow strips a shareholder of his statutory rights to inspect the books and records of the

Company he has invested in is equally unfounded. There is no requirement under section220 that a shareholder analylze all publicy available information on a subject befor making a demand or obtaining documents. Even if informatin requested is publicly available that could substitute in part for the information requested, the availability of that information simply does not excuse a Company’s refusal to honor a clear statuatory inspection right. That argument if

CADWALADER

Michele D. Johnson, Esq.
August 20, 2015

accepted, would eviscerate the right guaranteed by § 220." *See McGowan v. Empress Entm't, Inc.*, 791 A.2d 1, 7 (Del. Ch. 2000); *see also Robotti & Co., LLC v. Gulfport Energy Corp.*, No. CIV.A. 1811-VCN, 2007 WL 2019796, at *4 (Del. Ch. July 3, 2007) ("The Court, in certain circumstances, may limit a books and records inspection to the extent that information [requested in the Demand] is available in public filings. Because Board minutes are not publicly available, and although 'a' possible purpose has been disclosed for the offering in the public filings, [minutes] may disclose that 'the' real purpose is different."). The July 29 Response does not even contend that the requested information is available in the Company's public filings – just that some other information that would permit an investor to value his shares is otherwise publicly available. This provides no basis to reject the Demand.

Indeed, the lone case you cite in support of your argument has no application here. Rather, the court there held that inspection was not necessary to a shareholder decision to exercise appraisal remedies. *See Polygon Global Opportunities Master Fund v. W. Corp.*, No. CIV.A. 2313-N, 2006 WL 2947486, at *4 (Del. Ch. Oct. 12, 2006). Moreover, the publicly available information in Polygon specifically included categories of information that Mr. Eshelman is not privy to and thus has requested, including "detailed descriptions of the board and special committee meetings" and "company projections." *Id.*

Courts have moreover permitted inspection of the very information sought here in analogous contexts. *See, e.g., Quantum Tech. Partners IV, L.P.*, 2014 WL 2156622, at **12-13 (ordering production of materials relating to transactions involving Company's stock and offers or proposals to buy or sell Company's stock, whether or not such proposals were directed to the Company, because the information was "essential to achieving [shareholder's] primary purpose" of stock valuation).

Third, your request that we provide "a detailed explanation" of what Mr. Eshelman plans to do with the information requested also seeks to impose a requirement found nowhere in Section 220 or the cases applying it. The Delaware Court of Chancery in *Graulich v. Dell Inc.*, No. CIVA5846-CC, 2011 WL 1843813, at *5 (May 16, 2011), makes clear in the examples it provides that little detail would be needed to adequately state a "reason" for investigating wrongdoing. *Id.* (noting appropriately stated reasons to investigate corporate mismanagement or wrongdoing include "seek[ing] to institute possible derivative litigation" or to gain "an audience with the board to discuss proposed reforms"). Indeed, Delaware courts do not require shareholders to provide specific details of what they plan to do with any information received for the purpose of investigating wrongdoing. *Beiser v. PMC-Sierra, Inc.*, No. CIV. A. 3893-VCL, 2009 WL 483321, at *3 (Del. Ch. Feb. 26, 2009) (noting only where no proper end is evident must plaintiff plead how he might use the evidence).

USActive 33220750.8

Page 3

CADWALADER

Michele D. Johnson, Esq.

August 20, 2015

Accepted, would eviscerate the right guaranted by $ 220. “see McGowan v. Empress Entm’t. Inc., 791 A.2d 1, 7 (Del. Ch. 2000): see also Robotti & Co., LLC v, Guifpart Energy Corp., NO. CIV.A. 1811-VCN, 2007 WI, 2019796. At *4 (Del. Ch. July 3, 2007) (“ The Court, in certain circumstances, may lilit a books and records inspection to the extent that information [requested in the Demand] is available in public filings. Because Board Minutes are not publicly available, and although ‘a’ possible purpose has been disclose that the real purpose is different .”). The July 29 Response does not even contend that the requested information is available in the company’s public filings – just that some other information that would permit an investor to value his shares is otherwise publicly available. This provides no basis to reject the Demand.

Indeed. The lone case you cite in support of your argument has no application here. Rather, the court there held that inspection was not necessary to a shareholder decision to exercise appraisal remedies. See polygon global opportunities master fund v. w. corp., no. CIV.A. 2313-N, 2006 WL, 2947486, at *4 (Del. Ch.oct. 12.2006). moreover. The publicly available information in polygon specifically included categories of information that mr. Eshelman is not privy to thus has requested, including “detailed descriptions of the board and special committee meetings” and “company projections,” Id.

Courts have moreover permitted inspection of very information sought here in analogous contexts. See . e,g., Quantum Tech. partners IV, L.P., 2014 WL 2156622, at**12-13 (ordering production of materials relating to transactions involving Company’s stock and offers or proposals to buy or sell Company’s stock, whether or not such proposals were directed to the Company, because the information was “essential to achieving [shareholder’s] primary purpose” of stock valuation).

Third, your request that we provide “a detailed explanation” of what Mr. Eshelman plans to do with the information requested also seeks to impose a requirement found nowhere in section 220 or the information requested also seeks to impose a requirement found nowhere in Section 220 or the cases applying it. The Delaware Court of Chancery in Graulich v. Dell Inc., No. CIVA5846-CC. 2011 WI, 1843813. At *5 (may 16, 2011), makes clear in the examples it provides that little detail would be needed to adequately state a “reason” for investigating wrongdoing. Id. (noting appropriately stated reasons to investigate corporate mismanagement or wrongdoing include “seek[ing] to institute possible derivative litigation” or to gain “an audience with the board to discuss proposed reforms”). Indeed, Delaware courts do not require shareholders to provide specific details of what they plan to do with any information received for the purpose of investigating wrongdoing. Beiser v. PMC-Sierra. Inc., No. CIV. A. 3893-VCL. 2009 WL 483321. At *3 (Del. Ch. Feb. 26.2009) (nothing only where no proper end is evident must plaintiff plead how he might use the evidence).

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Fri 8/21/2015 4:14:49 PM Subject: RE: Puma

MAIL_RECEIVED: Fri 8/21/2015 4:15:00 PM

Thank you, I am discussing with my client.

(.; A I> W A LA I»K n

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]

From: Seidel, Martin

Sent: Fri 8/21/2015 4:26:57 PM

Subject: RE: Puma

MAIL_RECEIVED: Fri 8/21/2015 4:26:58 PM

If you have a minute, we should probably talk. I think this is one your client could and would want to resolve, rather than provoking a public fight with a large shareholder who is a respected player in the pharma and biotech business.

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

From: JANA.ROACH@LW.com [JANA.ROACH@LW.com]

Sent: 8/26/2015 12:15:18 AM

To: Sei del, Ma rti n [/0=CWT/0U=Fi rst Ad mi nistra ti ve Group/cn=Reci pients/cn=Msei del 56581083]

CC: michele.johnson@lw.com

Subject: Puma Biotechnology Letter from Michele Johnson 8-25-15

Attachments: Puma Letter Response2011399_3.pdf

Please see attached correspondence.

Jana L. Roach

Legal Secretary to

Michele Johnson, Andrew Gray,

Kristin Murphy and Yusuf Zakir

LATHAM & WATKINS llp 650 Town Center Drive 20th Floor

Costa Mesa, CA 92626-1925 Direct Dial: +1.714.755.8223 Fax: +1.714.755.8290 Email: ¡ana.roach@lw.com http://www.lw.com

This email may contain material that is confidential, privileged and/or attorney work product for the sole use of the intended recipient. Any review, reliance or distribution by others or forwarding without express permission is strictly prohibited. If you are not the intended recipient, please contact the sender and delete all copies.

Latham & Watkins LLP

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August 25, 2015

BY F,-MATT,

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FIRM / AFFILIATE OFFICES

Martin L. Seidel, Esq.

Cadwalader, Wickersham & Taft LLP One World Financial Center New York, NY 10281

Re: Puma Biotechnology, Inc.

Dear Mr. Seidel:

I write in response to your August 20, 2015 letter regarding Mr. Eshelman’s July 16, 2015 request for inspection of certain books and records of Puma Biotechnology, Inc. (“Puma” or the “Company”) pursuant to 8 Del. C. § 220 (the “Demand”).1

From the information you and your client have provided thus far, it is apparent that Mr. Eshelman seeks to obtain material nonpublic information from Puma about any ongoing strategic process, so that Mr. Eshelman can decide whether and how to trade in Puma’s stock. This Demand is unprecedented under Delaware law.

As we informed you on July 29, we are unaware of any support for a stockholder’s right to inspect a public company’s books and records concerning any potential strategic transaction process in order to value the stockholder’s holdings. In response to our request, you have not provided a single case in which a court ordered a public company to provide material nonpublic information to a stockholder for this purpose. While your letter claims that “Delaware courts routinely permit (and when necessary enforce) similar requests,” none of the cases cited in your August 20 letter contained a similar demand that was permitted or enforced by a Delaware court under analogous circumstances. The absence of any authority permitting Section 220 to be used as a vehicle to obtain material nonpublic information—and potentially make trading decisions based upon it—is telling.

There is no absolute right to access non-public information under Section 220. Eastlund v. Fusion Sys. Corp., No. CIV.A. 11574, 1990 Del. Ch. LEXIS 144, at *8 (Del. Ch. Aug. 29, 1990) (“The plaintiff has no absolute right to non-public information of defendant and has not shown any reasonable need for it”). Rather, the statute places the burden on the stockholder to demonstrate a proper purpose. Helmsman Management Servs., Inc. v. A&S Consultants, Inc., 525 A.2d 160, 164 (Del. Ch. 1987). Moreover, it is the duty of the Court to limit any inspection to those documents that are “necessary, essential, and sufficient for the shareholder’s purpose.” Robotti & Co., LLC v. Gulfport Energy Corp., No. CIV. A. 1811-VCN, 2007 WL 2019796, at *4 (Del. Ch. July 3, 2007) (citation omitted). Neither of Mr. Eshelman’s vaguely stated purposes entitles him to the broad scope of books and records requested (Board minutes, materials, and communications from a 20-month period).

First, where the purpose of a Section 220 demand is to ascertain the value of stock holdings, a court will scrutinize the asserted need for such a valuation, and consider whether the materials requested are essential and narrowly tailored to that need. Where the requesting stockholder fails to make an adequate showing of need, inspection may be restricted or denied. See, e.g., Thomas & Betts Corp. v. LevitonMfg. Co., Inc., 685 A.2d 702, 714-15 (Del. Ch. 1995) (court ordered closed corporation to provide financial statements and tax returns, but denied requests for board minutes, transactions between company and subsidiaries, material contracts, and lease agreements). Macklowe v. Planet Hollywood, Inc., No. CIV.A. 13450, 1994 WL 560804 (Del. Ch. Sept. 29, 1994) (cited in August 20 Ltr. at 2) is inapposite. In Macklowe, the Court ordered a private corporation to turn over board books and records to a stockholder so that she could value her holdings. The Court explained that the stockholder’s stated purpose (to value her shares to decide whether to sell them at some future time) was bona fide because in the absence of publicly available information, accessing non-public books and records was the only way to value her stock. Id. at *4; see also Quantum Tech. Partners IV, L.P., v. Ploom, Inc., No. CIV.A. 9054-ML, 2014 WL 2156622, at **12-13 (Del. Ch. May 14, 2014) (cited in August 20 Ltr. at 2, 3) (granting inspection to stockholder of privately held corporation who needed financial information in order to sell shares). The information available to Mr. Eshelman in the public domain is, of course, sufficient to value his 1,000 shares of Puma.

Second, your argument that the availability of public information regarding Puma’s value does not “strip a shareholder of his statutory rights” misses the point. As the case law cited in your own August 20 letter makes clear, the public availability of all information necessary and essential to a stated purpose can support the denial of inspection or, at minimum, limit inspection to the extent that the stated purpose can be served by reference to public sources. See Robotti & Co., LLC v. Gulfport Energy Corp., No. CIV.A. 1811-VCN, 2007 WL 2019796, at **4-5 (Del. Ch. July 3, 2007) (citing Donald J. Wolfe, Jr. & Michael A. Pittenger, Corporate and Commercial Practice in the Delaware Court of Chancery, § 8.6[g], at 8-126.17 (2007)) (cited in August 20 Ltr. at 3) (denying demands for board materials discussing valuation and offers and expressions of interest from third parties because public filings were sufficient for plaintiffs purpose); see also Marathon Partners, L.P. v. MAF Worldwide Corp., C.A. No. 018-N, 2004 Del. Ch. LEXIS 101, at *28 (Del. Ch. July 30, 2004) (denying request for documents where stockholder presented no evidence showing that publicly available information was insufficient to value its publicly traded shares). McGowan v. Empress Entm’t, Inc., 791 A.2d 1, 7 (Del. Ch. 2000) (cited in August 20 Ltr. at 3) is distinguishable, as the Court there dealt with a corporate director’s Section 220 inspection rights, ultimately allowing the director to see materials from board meetings he had missed.

Third, Mr. Eshelman cannot justify his fishing expedition with unsupported allegations of wrongdoing. A stockholder seeking books and records pursuant to Section 220 for this purported purpose must show by a preponderance of the evidence a “credible” basis from which the Court can infer that “there are legitimate issues of wrongdoing.” Norfolk County Ret. Sys. v. Jos. A. Bank Clothiers, Inc., No. 3443-VCP, 2009 Del. Ch. LEXIS 20, at **17-18 (Del. Ch. Feb. 12, 2009); see also City of Westland Police & Fire Ret. Sys. v. Axcelis Techs., Inc., 1 A.3d 281, 287 (Del. 2010) (demanding stockholder must present some evidence to suggest a “credible basis” to allow a court to infer that wrongdoing may have occurred); Robotti, 2007 WL 2019796, at *2 (“Neither ‘mere suspicion’ of wrongdoing or mismanagement . . . nor an interest in investigating ‘general mismanagement, without more’ is sufficient.”). In stark contrast to the case law cited in your August 20 letter, Mr. Eshelman’s Demand provides no evidence whatsoever (let alone credible evidence) of possible mismanagement at Puma sufficient to justify inspection. See Amalgamated Bank v. UICI, No. CIV. A. 884-N, 2005 WL 1377432, at *4 (Del. Ch. June 2, 2005) (granting request for board minutes after requesting stockholder had identified specific self-dealing transactions); Haywood v. Ambase Corp., No. CIV.A. 342-N, 2005 WL 2130614, at *7 (Del. Ch. Aug. 22, 2015) (inspection was justified when public company stockholder established a “credible basis” for allegation of mismanagement through publicly available filings showing CEO’s excessive compensation); Mills v. Fruit Auction Sales Co., No. 6468, 1981 WL 7630, at *3 (Del. Ch. Oct. 1, 1981) (granting access to board minutes after stockholder had alleged corporate mismanagement based on profit and loss statements showing alarming net income and loss numbers) (cited in August 20 Ltr. at 2).

Finally, we disagree with your accusation that the Company has ignored its obligations under Delaware law simply by asking for more information from Mr. Eshelman while evaluating his Demand. Where, as here, a stockholder fails to show either a proper purpose or any apparent proper end to which the inspection of books and records may lead, a request for inspection is properly denied. See, e.g., Beiser v. PMC-Sierra, Inc., C.A. No. 3893-VCL, 2009 Del. Ch. LEXIS 36, at *8 (Del. Ch. Feb. 26, 2009) (request denied when stockholder failed to plead “any proper end” to the purposes he set forth, and court was not able to “infer any proper purpose from the pleadings”); Graulich v. Dell, Inc., No. 5846-CC, 2011 Del. Ch. LEXIS 76, at *20 (Del. Ch. May 16, 2011) (cited in Aug. 20 Ltr. at 3) (“a stockholder ‘must do more than state, in a conclusory manner, a generally accepted proper purpose’—the investigation of corporate mismanagement ‘must be to some end’”). Neither the Demand nor your August 20 letter provides any basis whatsoever for your assertion that examining books and records is necessary to ascertain whether a breach of fiduciary duty has occurred.

Puma takes its obligations to all stockholders seriously. To that end, the Company strives to allocate resources responsibly and to proper purposes. Puma is entitled to refuse access to internal books and records where the limited information supplied in support of the stockholder’s request does not justify providing non-public information to one stockholder at the potential expense and harm of others. If you force Puma to expend resources and management time defending itself against a baseless lawsuit in Delaware Chancery Court, the Company will evaluate all options available to it, including litigation to recover from Mr. Eshelman all unnecessarily expended fees, costs, and damages incurred.

We look forward to Mr. Eshelman’s responses to our continued questions.

Very truly yours,

/s/ Michele D. Johnson

Michele D. Johnson of Latham & Watkins LLP

To: MicheleJohnson@lw.com[MicheleJohnson@lw.com]

From: Seidel, Martin

Sent: Wed 8/26/2015 11:17:58 AM

Subject: Puma

MAIL_RECEIVED: Wed 8/26/2015 11:17:58 AM

I got your response. Would like to discuss with you. When would be a good time to talk? Martin L. Seidel

To: Seidel,

August 25, 2015

LATHAM&WATKINS^

August 25, 2015

LATHAM&WATKINS^

Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Wed 8/26/2015 11:39:53 AM Subject: RE: Puma

MAIL_RECEIVED: Wed 8/26/2015 11:40:02 AM

Sure, today at 1 pm Pacific?

To: michelejohnson@lw.com[michelejohnson@lw.com]

From: Seidel, Martin

Sent: Wed 8/26/2015 11:46:45 AM

Subject: Re: Puma

MAIL_RECEIVED: Wed 8/26/2015 11:46:45 AM Could we do 2 your time. What number should I call?

MARTIN L. SEIDEL

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Wed 8/26/2015 11:49:02 AM Subject: RE: Puma

MAIL_RECEIVED: Wed 8/26/2015 11:49:09 AM

That’s fine. 714-755-8113.

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Fri 8/28/2015 8:25:48 PM Subject: Puma

MAIL_RECEIVED: Fri 8/28/2015 8:25:57 PM

Martin—When we spoke yesterday, you stated that Mr. Eshelman owns more than three percent and less than five percent of Puma. Can you provide some clarity/proof around his ownership? That percentage translates into a significant number of shares, of course, and we are not finding his name or the name of his funds in the information to which the Company has access. For a shareholder of that magnitude, the Company’s CEO, Alan Auerbach, would like to personally meet with Mr. Eshelman face to face to discuss the Company and allow him to ask any questions he has about the Company. It is very important to Mr. Auerbach that shareholders have access to him directly, that management and the board have a relationship with investors, especially large institutional ones, and that all shareholders know management’s and the board’s conviction in their fiduciary responsibilities to the shareholders. While the Company cannot comment on whether there is a strategic process ongoing as I have mentioned, shareholders can have a high degree of conviction that if a process is or were ongoing, the Company will and would do everything possible to exercise their fiduciary responsibility to the shareholders. Thanks—MJ

This email may contain material that is confidential, privileged and/or attorney work product for the sole use of the intended recipient. Any review, reliance or distribution by others or forwarding without express permission is strictly prohibited. If you are not the intended recipient, please contact the sender and delete all copies.

Latham & Watkins LLP

To: MicheleJohnson@lw.com[MicheleJohnson@lw.com]

From: Seidel, Martin

Sent: Thur 9/10/2015 9:45:28 AM

Subject: Puma

MAIL_RECEIVED: Thur 9/10/2015 9:45:29 AM

Hope you had a good Labor Day. Do you have time to talk today?

Martin L. Seidel

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Thur 9/10/2015 10:39:59 AM Subject: RE: Puma

MAIL_RECEIVED: Thur 9/10/2015 10:40:04 AM

Sure—I have a summary judgment hearing at 1:30 Pacific—can I check in with you after that?

To: michelejohnson@lw.com[michelejohnson@lw.com]

From: Seidel, Martin

Martin L. Seidel

Sent: Thur 9/10/2015 10:43:17 AM

Subject: Re: Puma

MAIL_RECEIVED: Thur 9/10/2015 10:43:18 AM Probably not. Parents night at school. Can we talk now?

To: Seidel, Martin[Martin.Seidel@cwt.com]

From: michele.johnson@lw.com Sent: Thur 9/10/2015 11:01:13 AM Subject: RE: Puma

MAIL_RECEIVED: Thur 9/10/2015 11:01:17 AM

Apologies, in meetings. We will likely break at noon Pacific—could try brief call then?

To: michelejohnson@lw.com[michelejohnson@lw.com]

From: Seidel, Martin

Sent: Thur 9/10/2015 11:01:46 AM

Subject: Re: Puma

MAIL_RECEIVED: Thur 9/10/2015 11:01:46 AM That works. Thanks.

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]; ‘charles.ruck@lw.com’[charles.ruck@lw.com]

Cc: Brand, Richard[Richard.Brand@cwt.com]

From: Seidel, Martin Sent: Wed 10/28/2015 5:18:08 PM MAIL_RECEIVED: Wed 10/28/2015 5:18:09 PM Signed Puma Blasius Letter (2).pdf

Michele and Charles:

Please see attached.

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

Caowalader, Wickersham & Taft LLP

One World Financial Center, New York, NY 10281 Tel +1 212 504 6000 Fax *1 212 504 6668 www.cadwalader.com

Now York London Charlotte Washington

Houston Beijing Hcng Kong Etussets

October 28, 2015

Charles K. i^Lick. Lsq

Michele !), Johnson, Esq.

Latham & Watkins LLP

650 Town Center Drive 20th Floor

Cosia Mesa, CA 92626

Re Proposal to Enhance the Board of Directors of Puma Biotechnology, inc.

Dear Charles and Michele:

We represent Dr. Fredrie Eshelman. As you know. Dr. Eshelman is a stockholder in Puma Biotechnology, Inc. (“Puma” or the “Company”). For some time now. Dr. Hshelman has been concerned that the board of directors {the ‘‘Board”) and senior management of the Company have mismanaged Puma and have not acted as proper stewards of his and ihe other stockholders’ investments in ihe Company.

Dr. Hshelman intends to take action to increase the size of Board and elect individuals (the “Board Enhancement”) who will better represent the interests of stockholders. Any actions by the Board to interfere with Dr. Eshelman’s efforts to effectuate the Board Enhancement, whether by amending the Company’s bylaws or otherwise (any such actions, collectively, “Defensive Measures”), would violate Delaware corporate law.

Any Defensive Measures taken by the Board, now that it is on notice of Dr. Eshelman’s plan to increase the size of the Board and elect new’ diredors, would disenfranchise the Company’s stockholders, thwart the exercise by Dr. Hshelman and others of their voting rights, and would constitute a willful breach of ihe Board’s fiduciary duties to Dr. Eshelman and the Company’s other stockholders. Indeed, where a “board act[s] for the primary purpose of thwarting the exercise of a shareholder vote,” it “has the burden to demonstrate a compelling justification for its actions.” Slate of Wisconsin Inv, Brf. v. Peerless Sys. Corp., 2000 WL 1805376, at *8(Del. Ch. Dec. 4, 2000); Blusius Indus, r. Alias Corp., 564 A.2d 651, 659. 661-62 (Dei. Ch. 1988). Any Defensive Measures enacted now would plainly be for the primary purpose of thwarting the exercise of Dr. Hshelman’s and the Company’s stockholders’ voting rights. There is plainly no compelling justification lor enacting any such Defensive Measures other than self-entrenchment Furthermore. Delaware law generally precludes Boards from taking defensive or self-entrenching actions, particularly against significant stockholders, absent, an imminent threat to, the corporation’s best interests and then only permits defensive measures that are proportionate and a reasonable response to that threat. See Unocal v. Mesa Petroleum Co., 493 A.2d 946, 955 (Del. 1985); Mendel r. Carroll. 651 A.2d 297, 306 (Del. Ch. 1994) (stating that a

Richard M. Brand Tel +1 212 504 5757 Fax +1 212 504 6666 richafd.brand@cwt.com

C A D W A L A 1) E II

Charles L. Ruck,Esq Michele D. Johnson, Esq.

October 28, 2015

board may not “deploy corporate power against stockholders, in the absence of a threatened serious breach of fiduciary duty by the controlling stock”). Loss ol’a board seat is no such threat and naked self-entrenchment is simply not a reasonable basis for enacting defensive measures under any circumstance Frantz Mfg. Co. v. EAC Indus., 501 A.2d 401. 408 (Del, 1985) (“This Court has often held that when a board acts for the sole or primary purpose of perpetuating iis own control, this improper motive overrides the ordinary protection of the business judgment rule.”’); ( Iwysagelos v. London, No. CIV. A. 11910. 1992 WL 58516. at *5 (Del. Ch. Mar. 25, 1992) {finding directors’ action taken in order to “perpetuate themselves in positions of control” constitutes a breach of the duly oi’loyalty). Accordingly, enactment of any Defensive Measures at this juncture would be a plain and bad faith violation of the Board’s fiduciary duties.

Delaware law simply does not permit the Board to deprive stockholders of the opportunity to exercise ibeir shareholder franchise with respect to the Board 1 Enhancement through the use of any Defensive Measures, which could only be an act in bad faith and the members of the Board therefore would face substantial personal liability for breach of fiduciary duty. In addition, any party that takes advantage of the Board’s bad faith breach of its fiduciary duties also faces liability for aiding and abetting that breach. If the Board takes such improper Defensive Measures, Dr. Eshelman will take immediate action against the Board.

Very truly yours.

To: ‘michele.johnson@lw.com’[michele.johnson@lw.com]; charles.ruck@lw.com[charles.ruck@lw.com]

Cc: Brand, Richard[Richard.Brand@cwt.com]

From: Seidel, Martin

Sent: Thur 10/29/2015 12:05:09 PM

Subject: FW: Finalized Puma Demand Letter

MAIL_RECEIVED: Thur 10/29/2015 12:05:10 PM

Stocklist Demand Letter.pdf

Exhibit A.pdf

Exhibit B.pdf

Please see attached.

Martin L. Seidel Partner

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Tel: +1 212.504.5643

Fax: +1 212.504.6666

Mob: +1 917.716.6211

Martin.Seidel@cwt.com

www.cadwalader.com

Fred Eshelman

c/o Eshelman Ventures LLC

319 N.3rs Street, Suite 301

Wilmington, NC 28401

October 29, 2015

Via Federal Express

Puma Biotechnology. Inv.

10880 Wilshire Blvd., Suite 2150

Los Angeles, CA 92204

Attention: Alan H. Auerbach

Chief Executive Officer.

President and Chairman of the Board

Re: Demand to inspect Stockholder List Materials Pursuant to Section 220 of the Delaware General Corporation Law

Dear Mr. Auerbach:

Fred Eshelman (the “Beneficial Holder”), am the beneficial holder of no less than 1,000 shares of common stock of Puma Biotechnology, Inc. (the “company”). Attached as Exhibit A is a true and correct copy of documentary evidence of ownership of such shares. Attached as Exhibit B is a proposed confidentiality agreement. The Beneficial Holder continue to own the shares reflected in Exhibit A. Pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL.”), as the beneficial owner of common stock, the Beneficial Holder hereby demands that it and its attorneys, representatives and agents he given, during regular business hours and at the Company’s principal office, the opportunity to inspect and copy or make extracts from, and recive electronic media relating to, the Company’s stock leder, a list of its stockholders and its other books and recors, includeing the following information:

A complete record or list of the holder of record of the outstanding shares of the Company’s capital stock (“Stock”), certified by the Company or its transfer agent and registar, showing in respect of each such holder (i) the name, last known business, residence or mailing address, and telephone number of each such holder: (ii) the numver of shares of Stock held by each such holder: (iii) the account numbers of each such holder: and (iv) the dates when each such holder became a holder of record of Stock, as of (i) any record date established or to be established for the 2016 annual meeting of stockholders of the Company, including any adjournments, postponements, reschedulings or continuations thereof or any special meeting that may be called in lieu thereof or any other meeting of stockholder held in lieu thereof and (ii) as of the most recent date such information is available;

(b) a complete record or list of the participants to whom shares of Stock are attributable under any employee stock ownership, stock purchase, stock option, retirement, restricted stock, incentive, profit sharing, dividend reinvestment or any similar plan of the Company in which voting of shares under the plan is controlled, directly or indirectly, individually or collectively, by such plan’s participants, showing in respect of each such participant (i) the name, last known business, residence or mailing address, and telephone number of each such holder; (ii) the number of shares of Stock attributable to each such participant in any such plan; (iii) the name, business address and telephone number of the trustee or administrator of any such plan, and a detailed explanation of the voting treatment not only of shares of Stock for which the trustee or administrator receives instructions from participants, but also shares of Stock for which either the trustee or administrator does not receive instructions or shares of Stock which are outstanding in any such plan but are unallocated to any participant;

(c) a complete record or list of the holders of Stock and respondent banks (and their email address) who have elected to receive electronics copies of proxy materials with respect to meetings of stockholders of the Company pursuant to Rule 14a-16(j)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(d) all transfer journals and daily transfer sheets showing changes in the names, addresses and number of shares of holders of Stock that are in or come into the possession or control of the Company or any of its transfer agents, registrars or proxy solicitors, or which can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trustees or their respective nominees from the date of the stockholder list referred to in paragraph (a);

(e) all information in or which comes into possession or control of the Company or any of its transfer agents, registrars or proxy solicitors, or which can reasonably be obtained from The Depository Trust Company (“DTC”), brokers, dealers, banks, clearing agencies, voting trustees or their respective nominee, concerning the names, addresses, telephone numbers and number of shares of Stock held by the participating brokers and banks named in the individual nominee names of Cede & Co., specifically with respect to Cede & Co., the DTC Daily Participant Lists (to be provided electronically daily), or other similar depositories or nominees, including respondent bank lists, all omnibus proxies and related respondent bank proxies and listings issued pursuant to Rule 14b-2 under the Exchange Act;

(f) all information in or that comes into the Company’s or its transfer agents’, registrars’ or proxy solicitors’ possession or control, or that can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trustees or their respective nominee (including Broadridge Financial Services, Mediant Communications and The Bank of New York), relating to the names, addresses, and number of shares of the beneficial owners of Stock pursuant to Rule 14b-1(c) under the Exchange Act, including a Non Objecting Beneficial Owners or “NOBO” list;

(g) all information in or that comes into the Company’s or its transfer agents’, registrars’ or proxy solicitors’ possession or control, or that can reasonably be obtained from nominees of any central certificate depository systems or their nominees, brokers, dealers, banks, clearing agencies, voting trusts or their nominees or other nominees, relating to the names, addresses, telephone number of shares of Stock held by the actual beneficial owners of the Stock, including the Securities Position Listing and omnibus proxy issued by, or available from DTC and other similar depositories or nominees (and weekly updates of such items) and all “Weekly Security Position Listing Daily Closing Balances” reports issued by DTC (and authorization for the Beneficial Holder’s agent to receive such reports directly);

(h) all stop lists or stop transfer lists relating to any shares of Stock and any additions, deletions, changes or corrections made to the list referred to a paragraph (a) until such time as the Beneficial Holder notifies the Company that it no longer requires such changes, corrections, additions or deletions; and

(i) in respect t of all information referred to in paragraphs (a) through (h) above, (i) electronic media containing such information, (ii) the computer processing data necessary for the Benificial Holder to make use of such information on electronic media, and (iii) a hard copy printout of such information for verification purposes (all information referred to in paragraphs (a) through (i) above, collectively, the “Stocklist Materials”).

It is requested that all Stocklist Materials be made available to the Benificial Holder or his designees, as of the most recent date available, no later than the fifth business day after the date hereof, and as of any record or determination date established in connection with a special meeting, action by consent or other authorization or referdum of Puma’s shareholders, no later than the fifth business day after notice thereof to the Company. The Beneficial Holder demands that, up through and including the date of the Company’s annual meeting to elect directors in 2016, any updates, changes, modifications, corrections, additions or deletions to any of the Stocklist Materials (including, for the avoidance of doubt, DTC Daily Participant Lists) be immediately furnished to the Benificial Holder as deletions become available to the Company, its agents or other representatives.

The purpose of this demand is to enable the Benificial Holder to communicate with fellow stockholders of the Company on matters relating to their mutual interes as stockholders, such as those with respect to specific policies, actions, and affaairs of the Company, including, without limitation and the solicitation of proxies or written consents in connection with any election of the Beneficial Holder’s nominees to the board of directors of the Company or any proposals submitted by the Benificial Holder for consideration at any annual or special meeting or in any action by written consent.

The Benificial Holder hereby designates and authorizes, as its agents, to conduct the inspection and copying of the Stocklist Materials requested herein; (i) Richard M. Brand, Esq, and I., Seidel, Esq. of Cadwalader, Wickersham & Taft LLP, and their respective partners, associates, employees, advisors and other persons designated by Cadwalader, Wickersham & Taft LLP; (ii) any proxy solicitor(s) retained by the

Foregoing or by Beneficial Holder, and their respective employees or other persons designated by such proxy solicitor(s), and (iii) any other persons designated by the foregoing or by the Beneficial Holder, and in each case of (i), (ii) and (iii), acting together, singly or in any combination. The Beneficial Holder agrees to keep the Stocklist Materials confidential pursuant to the confidentiality agreement attached hereto as Exhibit B.

Upon presentment of appropriate documentation therefor, the Beneficial Holder will bear the reasonable costs incurred by the Company, including those of its transfer agent(s) or registrar(s), in connection with production of the information demanded.

Pursuant to Section 220 of the DGCL, you are required to respond to this demand within five business days of the date hereof. Accordingly, please advise the Beneficial Holder’s counsel, Richard M. Brand and Martin L. Seidel of Cadwalader, Wickersham & Taft LLP, at (212) 504-5757 and (212) 504-5643 respectively, as promptly as practicable within the requisite timeframe, when and where the Stocklist Materials will be made available to the Beneficial Holder or its designees. If the Company contends that this request is incomplete or is otherwise deficient in any respect, please notify the Beneficial Holder immediately in writing, with a copy to Richard M. Brand, Cadwalader, Wickersham & Taft LLP. One World Financial Center, New York, NY 10281, telephone number (212) 504- 5757, facsimile number (212) 504-6666, and email richard.brand @cwt.com. and Martin L. Seidel, Cadwalader, Wickersham & Taft LLP, One World Financial Center. New York. NY 10281. Telephone number (212) 504-5643, facsimile number (212) 504-6666, and email martinsseidel@cwt.com. Setting for the any facts that the Company contends support its position and specifying any additional information believed to be required. In the absesce of such promt notice, the Beneficial Holder will assume that the Company agrees that the Company agrees that this request complies in all respects with the requirements of the DGCL. The Beneficial Holder reserves the right to withdraw or modify this request at any time.

Sincerely,

Fred Eshelman

1

Exhibit A

UBS Financial Services Inc.

Private Wealth Management 13024 Ballantyne Corporate Place Suite 650

Charlotte, NC 28277 Tel. 704-343-4021 Fax 704-343-4047 Toll Free 800-421-2148

C. Harvey Rice, CIMA®

Senior Vice President—Investments harvey.rice@ubs.com

www.ubs.com

July 7,2015

Via Email and FedEx

Puma Biotechnology, Inc.

10880 Wilshire Blvd., Suite 2150 Los Angeles, CA 90024 Attention: Alan H. Auerbach

Chief Executive Officer,

President and Chairman of the Board

Dear Mr. Auerbach:

I am the Private Wealth Advisor with responsibility for the investment account maintained by Mr. Fred Eshelman Ph.D at UBS Financial Services, Inc. I am familiar with the investments held in this account and have reviewed the records for the account.

Dr. Eshelman currently is the beneficial owner of no less than 1,000 shares in Puma Biotechnology, Inc. common stock, trading under the symbol of PBYI.

UBS

UBS Financial Services Inc. is a subsidiary of UBS AG.

Exhibit B

CONFIDENTIALITY AGREEMENT

CONFIDENTIALITY AGREEMENT (this “Agreement”) dated as of

October , 2015,

by and between Puma Biotechnology, Inc. (the “Company”) and Fred Eshelman (the “Beneficial Holder”).

WHEREAS, the Beneficial Holder is the beneficial owner of no less than 1,000 shares in the Company;

WHEREAS, the Beneficial Holder has made a demand (the “Demand”) to inspect, and make copies and extracts from, the Stocklist Materials (as such term is defined in the Demand)

pursuant to Section 220 of the Delaware General Corporation Law by letter dated October ,

2015;and

WHEREAS, the Company has agreed to make the Stocklist Materials available for inspection, copying and extracting by the Beneficial Holder in response to the Demand, subject to the confidentiality provisions contained in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

Stocklist Materials. Subject to the confidentiality provisions set forth herein and promptly after the undersigned parties’ execution of this Agreement, the Company shall make available the Stocklist Materials for inspection, copying and extracting by the Beneficial Holder and its Representatives (as defined below).

Purpose. The Beneficial Holder agrees that it will treat the Stocklist Materials as confidential and will not disclose, publish or communicate such documents or the contents thereof to anyone, either directly or indirectly, for any purpose other than the purposes stated by the Beneficial Holder in the Demand. The Beneficial Holder expressly agrees that it will use the Stocklist Materials only for the purposes stated in the Demand.

Permitted Disclosure. The Beneficial Holder shall be permitted to disclose the Stocklist Materials only (a) to Beneficial Holder’s agents, advisors or other representatives for the purpose set forth in the Demand or who are assisting the Beneficial Holder with actions in connection with the purpose set forth in the Demand, including (i) Richard M. Brand, Esq. and Martin L. Seidel, Esq. of Cadwalader, Wickersham & Taft LLP, and their respective partners, associates, employees, advisors and other persons designated by Cadwalader, Wickersham & Taft LLP; and (ii) any proxy solicitor(s) retained by the foregoing or the Beneficial Holder, and their respective employees or other persons designated by such proxy solicitor(s) (collectively, “Representatives”); provided, however, that the Beneficial Holder shall instruct such Representatives to keep the Stocklist Materials confidential in accordance with the terms of this Agreement; or (b) as required by law, regulation or legal process, including as required by the Securities and Exchange Commission or the New York Stock Exchange; provided, however, that the Beneficial Holder shall (i) to the extent permitted by law, regulation and legal process, provide prompt notice to the Company of any such requirement, so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with this Agreement; (ii) furnish only such Stocklist Materials as is, in the determination of the Beneficial Holder’s counsel, required to be disclosed; and (iii) exercise the Beneficial Holder’s reasonable best efforts to obtain assurance that confidential treatment will be accorded to any Stocklist Materials that are compelled to be disclosed.

Enforcement. The parties agree that each shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Agreement, in addition to all other remedies available at law or in equity.

Governing Law; Venue and Jurisdiction. This Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflict of laws thereof. The parties agree that the Court of Chancery of the State of Delaware (the “Court”) shall have exclusive jurisdiction over disputes arising hereunder, and the parties hereby consent to such venue and submit to the jurisdiction of the Court.

General Provisions. Captions and section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. This Agreement may be amended, changed, modified, altered or terminated only by written instruments signed by the parties hereto. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Each of the undersigned represents and warrants that they are duly authorized to enter into this Agreement. This Agreement may be executed in multiple counterparts, each of which will be deemed an original for all purposes and all of which shall constitute a single instrument. Delivery of an executed signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf) shall be effective as delivery of a manually executed counterpart hereof.

AGREED as of October , 2015:

PUMA BIOTECHNOLOGY, INC.

By: By:

Fred Eshelman Alan H. Auerbach

I think I’m going to get jammed up between meetings and my hearing. Can you talk briefly now instead?